AMGEN                   EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


[*]   - Indicates material which has been omitted pursuant to a request for confidential treatment, and which has been separately filed.


This Agreement ("Agreement"), between Amgen Inc. ("Amgen") and National Medical Care, Inc. and Everest Healthcare Services Corporation, including all subsidiaries and affiliates that are at least fifty and one-tenth percent (50.10%) owned by National Medical Care, Inc. or Everest Healthcare Services Corporation listed on Appendix B (collectively, "NMC"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) by NMC. Each of the parties hereto hereby acknowledges and agrees that National Medical Care, Inc. shall act on behalf of Everest Healthcare Services Corporation such that any obligations regarding consents, notices or otherwise, due to or from Everest Healthcare Services Corporation hereunder shall be deemed satisfied when delivered to or from National Medical Care, Inc. The parties hereto agree and acknowledge that this Agreement supersedes Everest Healthcare Services Corporation's own individual agreement with Amgen to purchase EPOGEN(R) (i.e. Agreement #980460) (the "Everest Agreement") effective as of December 31, 2000 and that the Everest Agreement was terminated effective as of December 31, 2000. The final reconciliation of discounts and incentives under the Everest Agreement through December 31, 2000 will be made as provided in that agreement.

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as January 1, 2001 ("Commencement Date") through December 31, 2001 ("Termination Date").

2. QUALIFIED PURCHASES. All terms contained herein apply only to purchases made hereunder, as confirmed by Amgen ("Qualified Purchases"), by NMC and, subject to the terms of Section 13, all affiliates opened, acquired, or managed by NMC during the Term, for so long as such affiliates remain at least fifty and one-tenth percent (50.10%) owned or managed by National Medical Care, Inc. or Everest Healthcare Services Corporation ("Affiliates"), through wholesalers chosen by NMC and authorized by Amgen to participate in the program ("Authorized Wholesalers") or directly from Amgen. In addition, and also subject to the terms of Section 13, Affiliates of Renaissance Health Care, Clinic, Inc., Optimal Renal Care, L.L.C., Integrated Renal Care of the Pacific, and/or any joint venture of NMC in which NMC holds at least a fifty and one-tenth percent (50.10%) ownership interest, will also be eligible to participate, although not required to purchase. Amgen agrees to reasonably approve Authorized Wholesalers requested by NMC. The option to purchase on a direct basis from Amgen is subject to receipt and approval, not to be unreasonably withheld, of an "Application for Direct Ship Account".

3.   PRICING. See Appendix A.

4. PAYMENT TERMS. The terms and conditions of this Agreement shall apply whether NMC and/or Affiliates purchase EPOGEN(R)through an Authorized Wholesaler or from Amgen directly.

5. PRODUCT ACQUISITION COSTS. As long as NMC and Affiliates are the [*] non-governmental, freestanding dialysis center (including home dialysis affiliates) purchaser of EPOGEN(R) in the United States, Puerto Rico and Guam during the Term, on an annual, calendar year basis, Amgen commits that this Agreement provides NMC and Affiliates with [*] for EPOGEN(R) available to any freestanding dialysis center purchaser in the United States and Puerto Rico with comparable growth and percentage of patients with [*] [*]. If NMC and Affiliates are not the [*] non-governmental, freestanding dialysis center purchaser of EPOGEN(R) in the United States, Puerto Rico and Guam during the Term, on a calendar year basis, Amgen may provide [*] for EPOGEN(R) to [*] non-governmental, freestanding dialysis center purchaser(s). Qualification as a freestanding dialysis center shall be determined by Amgen in its reasonable discretion, in accordance with Amgen's customer classification policies, which generally classify freestanding dialysis centers as independent, exclusive providers of dialysis services, which (a) may not obtain EPOGEN(R) from or through a hospital, or (b) are not otherwise affiliated with a hospital, nursing home, or integrated health care system. This commitment excludes [*] available to any governmental entities, or [*] mandated by Title 38 (Veterans' Benefits) or Title 42 (The Public Health and Welfare) of the United States Code, or any other federal or state health care program. Amgen's agreement to make this commitment is contingent upon its ability to comply with all federal, state, local and military laws, statutes and regulations.

6. MINIMUM PRODUCT PURCHASE AGREEMENT. NMC and Affiliates as listed on Appendix B on the Commencement Date of this Agreement agree that the aggregate EPOGEN(R)purchases during [*] the Term will equal or exceed [*] for the same time period during the previous year.

AGREEMENT NO. 20010007               - 1 -                          Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


7. DISCOUNT. Amgen will pay discounts and incentives in accordance with the schedule and terms set forth in Appendix A attached hereto.

8. PAYMENT OF DISCOUNTS. Any discount (hereinafter defined as including a discount at time of purchase, rebate, incentive or other concession impacting the pricing of a product) earned hereunder shall be calculated in accordance with this Agreement, based on Qualified Purchases, using [*] as the calculation price, and shall be paid in the form of a [*] to National Medical Care's corporate headquarters, except as otherwise provided hereunder. NMC and Affiliates shall make available to Amgen any records concerning NMC's and Affiliates' purchase amounts that Amgen or its auditors may reasonably request. [*]. Amgen will use its best efforts to make any discount (excluding discounts at time of purchase) pursuant to this Agreement available in accordance with the terms referenced in Appendix A. Availability of discounts is contingent upon Amgen receiving all relevant purchase data from all Authorized Wholesalers designated by NMC, in a form reasonably acceptable to Amgen, detailing NMC's and Affiliates' Qualified Purchases of EPOGEN(R) for the relevant period, along with any other data required by the terms of Appendix A. In the event of any purchases directly from Amgen, all such purchase data shall be included in the calculation of all discounts. In no event shall Amgen pay any discount on EPOGEN(R) distributed by NMC or Affiliates to non-Affiliates of NMC (see Section 2 for definition of Affiliates). Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that National Medical Care, Inc. and/or any of its subsidiaries or Affiliates (the "Acquiree") is acquired by another entity or a change of control otherwise occurs with respect to the Acquiree, any discount which may have been earned hereunder prior to the effective date of the acquisition shall vest, and shall be paid in the form of a [*] to National Medical Care's corporate headquarters subject to the conditions described herein.

9. TREATMENT OF DISCOUNTS. The parties agree that they will account for any discount earned hereunder in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations, and if required by such statutes or regulations
     (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. NMC agrees that it will advise all Affiliates, in writing, of any discount received by National Medical Care's corporate headquarters hereunder with respect to purchases made by such Affiliates and that NMC will advise said Affiliates as to their requirement to account for any such discount in accordance with the above stated requirements.

10. COMMITMENT TO PURCHASE. NMC and Affiliates agrees to purchase EPOGEN(R) for all of its dialysis use requirements in the United States, Puerto Rico and Guam for recombinant human erythropoietin. Amgen agrees to make such EPOGEN(R) available to NMC and Affiliates through its Authorized Wholesalers or directly from Amgen. In addition to other remedies available to NMC and Affiliates, NMC and Affiliates may purchase another brand of recombinant human erythropoietin for its dialysis use requirements in the United States, Puerto Rico and Guam if, and only if, NMC and Affiliates have informed Amgen, in writing, that NMC and Affiliates are unable to acquire sufficient amounts of EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements, and Amgen by itself, or through its Authorized Wholesalers, is actually unable to supply NMC and Affiliates with their reasonable dialysis use requirements of EPOGEN(R) within the time period reasonably required by NMC and Affiliates, which, in no event will be less than five (5) business days after Amgen's receipt of NMC's and Affiliates' written notice. If the preceding requirements are met, NMC and Affiliates will only be allowed to purchase another brand of recombinant human erythropoietin for the time period, and to the extent, that Amgen is unable to provide NMC and Affiliates with EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements.

11. OWN USE. NMC hereby certifies that EPOGEN(R)purchased hereunder will be for the "own use" by NMC and the Affiliates of NMC.

12. AUTHORIZED WHOLESALERS. A complete list of NMC's and Affiliates' current Authorized Wholesalers, through whom NMC and Affiliates may purchase EPOGEN(R) hereunder is attached as Appendix C. NMC and Affiliates agrees to promptly provide Amgen with any additions, deletions, or changes to the initial list of Authorized Wholesalers. Amgen requires no less than 30 days notice before the effective date of change for any addition or deletion of Authorized Wholesalers hereunder. Any proposed changes to the initial list of Authorized Wholesalers must be in writing and are subject to reasonable approval by Amgen.

AGREEMENT NO. 20010007               - 2 -                          Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


13. SUBSIDIARIES AND AFFILIATES. Within 30 days of execution of this Agreement, NMC shall provide a current listing of all Affiliates, and other entities, that will be participating in this Agreement, designating which Affiliates are owned and/or managed by NMC. Such listing will be incorporated into this Agreement as Appendix B. Only those entities listed on Appendix B will be eligible to participate in this Agreement. Any NMC managed Affiliate, or other entity with an existing contract, may participate in either their existing agreement with Amgen, or this Agreement, but not both. Each managed Affiliate or entity must declare under which single Amgen contract it will participate. Only Qualified Purchases under this Agreement will be used in the calculation of pricing, discounts or other incentives under this Agreement. NMC will notify Amgen of changes to Appendix B, and the effective date of change. Such effective date of change may not be earlier than the date the notice is received by Amgen. Any proposed change to Appendix B will be subject to the reasonable approval of Amgen based upon Amgen's then current legal and contractual requirements, and such proposed affiliate's classification as a freestanding dialysis center or a home dialysis support facility.

14. BREACH OF AGREEMENT. Either party may terminate this Agreement for a material breach upon thirty (30) days advance written notice provided such breach remains uncured at the end of the thirty (30) day period.

15. CONFIDENTIALITY. Both Amgen and NMC agree that this Agreement represents and contains confidential information which will not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law or court order. In the event NMC believes it is obligated to disclose any such information as required by law or court order, NMC will provide Amgen with prior written notice and an opportunity to seek a protective order and NMC shall furnish only that portion of the information that its counsel advises is required to be disclosed by law.

16. WARRANTIES. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. NMC represents and warrants that it has the power to bind National Medical Care, Inc. and the subsidiaries and owned Affiliates listed on Appendix B to the terms contained herein. NMC shall cause each managed Affiliate to be bound by the terms and conditions of this Agreement through the execution of a joinder agreement executed between NMC and each such managed Affiliate.

17. GOVERNING LAW. This Agreement will be governed by the laws of the State of Delaware and the parties submit to the jurisdiction of Delaware courts, both state and federal.

18. NOTICES. Any notice or other communication required or permitted hereunder will be in writing and shall be deemed given or made when delivered in person or when received by the other party sent by U.S. Mail, return receipt requested, at the respective party's address set forth below or at such other address as the party shall have furnished to the other in accordance with this provision.

19. COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES. a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that materially reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for EPOGEN(R), either party may initiate good faith negotiations to modify this Agreement. If after forty-five (45) days the parties are unable to in good faith mutually agree to modifications to this Agreement, (i) either party may terminate this Agreement immediately, or (ii) Amgen may exclude any owned or managed Affiliates from participating in this Agreement unless such owned or managed Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions of such enacted law or regulation. Additionally, in order to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its reasonable discretion, to exclude any owned or managed Affiliates from the pricing, discount, and incentive provisions of this Agreement. In the event there is a future change in Medicare, Medicaid, or other federal or state statutes or regulations or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue and shall be amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute and regulation.

AGREEMENT NO. 20010007               - 3 -                          Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


     b) Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party in its reasonable discretion, with any existing federal, state or local statute, regulation or ordinance relating to patient privacy of medical records, or at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may upon 30 days' notice, seek to modify this Agreement. NMC and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, [*]. If the parties in good faith determine that such modification is not possible, the parties shall seek to modify the Agreement in another manner acceptable to both parties. If the parties, after a reasonable time, are unable to agree upon such a modification, either party shall be entitled to terminate the affected incentive upon 30 days' notice or upon the date such change in law or regulation goes into effect, whichever is earlier. [*].

20. MISCELLANEOUS. No modification of this Agreement shall be effective unless made in writing and signed by a duly authorized representative of each party. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof and supersedes all prior written and oral agreements and understandings pertaining hereto including without limitation, any previous or existing contract or amendment for the purchase of EPOGEN(R). Neither party shall have the right to assign this Agreement to a third party without the prior written consent of the other party. Neither party shall be liable for delays in performance and nonperformance of this Agreement or any covenant contained herein caused by fire, flood, storm, earthquake or other act of God, war, rebellion, riot, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, act of government authority, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party. However, during any time of nonperformance by Amgen which involves NMC's and Affiliates' inability to obtain sufficient EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements, the [*] for such nonperformance, the [*] and NMC and Affiliates may purchase EPOGEN(R) from another supplier. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement. Amgen reserves the right to rescind this offer if the parties fail to execute this Agreement within thirty (30) days from the date of its offering.

     Please retain one fully executed original for your records and return the other fully executed original to Amgen.


     THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.


AMGEN INC.                                                   NATIONAL MEDICAL CARE, INC.

Signature:    /s/Richard W. Reese                            Signature:    /s/Ben Lipps
              ----------------------------------------                     ----------------------------------------
Print Name:   RICHARD W. REESE                               Print Name:   BEN LIPPS
              ----------------------------------------                     ----------------------------------------
Print Title:  NATIONAL ACCOUNT, ASSOCIATE DIRECTOR           Print Title:
              ----------------------------------------                     ----------------------------------------
Date:         2-13-01                                        Date:
              ----------------------------------------                     ----------------------------------------

                                                              EVEREST HEALTHCARE HOLDINGS, INC., SUCCESSOR BY
                                                              STATUTORY MERGER TO EVEREST HEALTHCARE SERVICES
                                                              CORPORATION

Signature   /s/Michael Narachi                                Signature:    /s/Ben Lipps
            -----------------------------------------                       ---------------------------------------
Print Name:   VICE PRESIDENT &  GEN'L. MGR. NBU               Print Title:  BEN LIPPS
            -----------------------------------------                       ---------------------------------------
Date:         2-14-01                                         Date:
              ---------------------------------------                       ---------------------------------------

AGREEMENT NO. 20010007               - 4 -                          Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------



                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

1. PRICING. NMC and Affiliates may purchase EPOGEN(R) directly from Amgen or through Authorized Wholesalers [*]. Notwithstanding any of the foregoing, each of the parties hereto hereby acknowledges and agrees that this Agreement is being executed after the Commencement Date and that any purchases of EPOGEN(R) made by NMC and Affiliates were and will continue to be made [*] from the Commencement Date (January 1, 2001) until such date that is 15 days after the date of execution of this Agreement or March 1, 2001, if mutually agreed upon by the parties (the "Negotiation Period"). [*] [*]. Resulting prices do not include any wholesaler markup, service fees, or other charges. [*]

2.   [*].  NMC may qualify [*] the following requirements must be met:

     A. REQUIREMENTS: In order to qualify [*]. In order to participate [*], NMC and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen, on a [*] basis, and no later than [*] after the end of [*]:

     i) facility ID, [*], [*]. Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Notwithstanding the foregoing, Amgen shall not sell or re-sell any Data obtained pursuant to this Agreement. Additionally, any use by Amgen of such Data shall be in a format that does not identify NMC as the source of such Data, unless NMC has consented to such use. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential and will not be used in a manner that is patient identifiable. The [*] must be derived from [*] taken immediately before dialysis treatment using any automated [*] must be reported to [*] and must be submitted in a format reasonably acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred; and


AGREEMENT NO. 20010007               - 5 -                          Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

     ii) a properly executed "Annual Certification Letter", a sample of which is attached hereto as Exhibit #1, that will be provided to National Medical Care's corporate headquarters, unless otherwise requested, after this Agreement is executed by both parties.

     B. CALCULATION: Assuming NMC and Affiliates have fulfilled all requirements as described in Section 2(a) above, NMC's [*] will be calculated as follows: The "Average Patient [*]" for each dialysis patient will be based upon the average of all [*] gathered for each patient during each [*] of the Term. The [*] of all dialysis patients with Average Patient [*] less than [*], will be determined by dividing the total number of dialysis patients with Average Patient [*] less than [*], by the total number of dialysis patients treated by NMC and Affiliates.
        [*] will be calculated based on NMC's and Affiliates' overall performance in accordance with Amgen's discount calculation policies.

     C. PAYMENT: [*] will be calculated on a [*] and paid to National Medical Care's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the Annual Certification Letter (attached hereto as Exhibit 1) and all required Data for the corresponding quarter. Data shall be submitted to Amgen [*], and no later than [*]. If Data is [*], NMC will not qualify for the [*] for that [*]. However, if Amgen determines that any Affiliate(s) is consistently not submitting the required Data, Amgen reserves the right in its reasonable discretion to exclude such Affiliate's Qualified Purchases of EPOGEN(R)from the calculation of the [*] for any relevant [*]. [*] will be based on the Data received from the [*], and will equal a percentage of NMC's and Affiliates' total Qualified Purchases of EPOGEN(R)during each relevant [*] (exclusive of any Qualified Purchases of EPOGEN(R)made by NMC or any Affiliate not meeting the Data submission requirements described above) as governed by the [*] schedules listed below. In the event the EPOGEN(R)package insert language or the [*] guidelines change, [*]


AGREEMENT NO. 20010007               - 6 -                          Ver. 1/12/01

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                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

                          [*] INCENTIVE [*] SCHEDULES:

                                       [*]











[*]

D. VESTING: [*] will vest on [*] and be paid in accordance with the terms and conditions of Section 2 c) Payment above.

AGREEMENT NO. 20010007               - 7 -                          Ver. 1/12/01

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                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

3. [*] NMC shall be eligible to receive a [*] if certain data elements are transmitted to Amgen [*]. The [*] will be calculated as a percentage of Qualified Purchases of EPOGEN(R) attributable to NMC and all Affiliates during each [*]. In order to qualify for the [*], the following [*] must be submitted by NMC and all Affiliates in [*] format reasonably acceptable to Amgen [*]: Facility ID, [*], [*]. [*] must be submitted on a [*] basis, and no later than [*]. If such [*] is received more than [*], NMC will not qualify for the [*]. [*]. However, if Amgen determines that any Affiliate(s) is consistently not submitting the required [*], Amgen reserves the right in its sole discretion to exclude such Affiliate's Qualified Purchases of EPOGEN(R) from the calculation of the [*]. [*].






4.   [*].  NMC may qualify for the [*] as described below.

     A. CALCULATION: NMC's [*] will be calculated in accordance with the following formula and with each relevant [*] schedule listed below:





                                   [*] = A x B
         where
                  A = [*].
                  B =  [*].
                  C = [*].
                  D = [*].


AGREEMENT NO. 20010007               - 8 -                          Ver. 1/12/01

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                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

                          [*] INCENTIVE [*] SCHEDULES:

                     [*]

                     [*]














                        [*]

                          [*]



AGREEMENT NO. 20010007               - 9 -                          Ver. 1/12/01

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                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

                               [*] [*] SCHEDULES:

                      [*]

                  [*]


















                             [*]

                        [*]


AGREEMENT NO. 20010007               - 10 -                         Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

For the purposes of calculating [*], Amgen will incorporate purchases of any newly created facility (but not facilities added through acquisition). [*].

B. VESTING: NMC's [*] will vest on the [*], and will be paid in accordance with the terms and conditions described above.




AGREEMENT NO. 20010007               - 11 -                         Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


               APPENDIX B: LIST OF NMC SUBSIDIARIES AND AFFILIATES


                                  SUBSIDIARIES:

       Bio-Medical Applications Management Co., Inc. and its subsidiaries

                                   Erika, Inc.

                               Infusion Care, Inc.

                                 LifeChem, Inc.

                  National Medical Care HomeCare Division, Inc.

                         Renal Research Institute, Inc.

                            Spectra Renal Management

                                   AFFILIATES:

                           See Contract List Attached







AGREEMENT NO. 20010007               - 12 -                         Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
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                 APPENDIX C: LIST OF NMC AUTHORIZED WHOLESALERS

TO ENSURE YOU RECEIVE THE APPROPRIATE DISCOUNT, IT IS IMPORTANT THAT WE HAVE YOUR CURRENT LIST OF AUTHORIZED WHOLESALERS. THE FOLLOWING LIST REPRESENTS THE WHOLESALERS AMGEN CURRENTLY HAS ASSOCIATED WITH YOUR CONTRACT. PLEASE UPDATE THE LIST BY ADDING OR DELETING WHOLESALERS AS NECESSARY.

Bergen Brunswig Corporation
4000 Metropolitan Drive
Orange, CA  92668

J.M. Blanco Inc.
Calle D - Lote No. 21
Guaynabo, PR 00965

Metro Medical Supply, Inc.
3332 Powell Avenue
Nashville, TN 37204

Bellco Drug Corporation
101 East Hoffman Avenue
Lindenhurst, NY 11757




AGREEMENT NO. 20010007               - 13 -                         Ver. 1/12/01

                EPOGEN(R) FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


                                                                      EXHIBIT #1

                       SAMPLE ANNUAL CERTIFICATION LETTER



Month X, 2001

FSDC Legal Name
Street Address
City, ST  Zip

RE:  EPOGEN(R)(Epoetin alfa) Agreement No. 20010007

Dear ____________:

Thank you for your participation in the [*] Incentive Program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at [*]. Thank you for your assistance in returning this certification.

Sincerely,



[*]
Outcomes Incentive Analyst


CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in the [*] Incentive Program under Agreement No. 20010007, the undersigned hereby certifies that the [*] data submitted for each eligible Affiliate includes the required [*] results from all dialysis patients of such Affiliate, and does not include [*] results from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted [*] data is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting [*] data.

FSDC LEGAL NAME

Signature:            _____________________________

Print Name:           _____________________________

Print Title:          _____________________________

Date:                 _____________________________




AGREEMENT NO. 20010007               - 14 -                         Ver. 1/12/01